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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -----------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date  of  Report   (date  of  earliest  event  reported)    February 9, 1998
                                                         -----------------------

                               I-FLOW CORPORATION
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               (Exact name of registrant as specified in charter)

        California                     0-18338               33-0121984
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(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)              Id. No.)

20202 Windrow Drive, Lake Forest,  California                     92630
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  (Address of principal executive offices)                      (Zip Code)


Registrant's   telephone   number,   including   area   code    (929) 206-2700
                                                            --------------------

                N/A
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          (Former name / former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    On February 9, 1998, I-Flow Corporation, a California corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") by and among the Registrant, I-Flow Subsidiary, Inc., a California corporation, and a wholly owned subsidiary of the Registrant ("I-FlowSub"), InfuSystems II, Inc., a Michigan corporation ("InfuSystems"), Venture Medical, Inc., a Michigan corporation ("VMI") and the shareholders of InfuSystems and VMI, contemplating the merger of InfuSystems and VMI with and into I-FlowSub. Pursuant to the Agreement, VMI and InfuSystems were merged with and into I-FlowSub (the "Merger") effective as of February 11, 1998 (the "Effective Time").

    In the Merger, all of the outstanding shares of common stock of VMI and InfuSystems were exchanged for shares of common stock of the Registrant. The aggregate number of shares of common stock of the Registrant issued in the Merger to the shareholders of VMI and InfuSystems was 972,372 shares, valued at approximately $2.9 million (subject to certain post-effective adjustments). As contemplated by the Agreement, shares of common stock of the Registrant issued in the Merger valued at $1.5 million (the "Escrowed Shares") were withheld by the Registrant and were delivered to U.S. Trust Registrant of California, N.A., as escrow agent, to be deposited in escrow. The Escrowed Shares, or cash equal to the closing value of the Escrowed Shares, will be held for a period of two years from the Effective Time during which time they will be subject to claims by the Registrant and I-FlowSub to satisfy the obligations of InfuSystems, VMI and the shareholders of InfuSystems and VMI under the Agreement (subject to the possible earlier release of a portion of the Escrowed Shares in connection with collection by I-FlowSub of certain accounts receivable). At each of the six month, one year, eighteen month and two year anniversary of the closing, if the value of the Registrant's common stock at such time is less than the value of the Registrant's common stock as of the closing ($2.98 per share), then the Registrant will be obligated to pay additional amounts as merger consideration. The additional amounts, if any, will be calculated pursuant to the formula set forth in Section 1.6(a)(ii) of the Agreement. At the Registrant's election, the Registrant may pay such additional merger consideration, if any, by the issuance of additional shares of the Registrant's common stock, in cash, or any combination thereof.

    In accordance with the terms of the Agreement, 59,395 shares of the Registrant's common stock, valued at $177,000, were issued to Amherst Capital Partners, L.L.C. ("Amherst"), investment banker for InfuSystems and VMI, as payment of Amherst's fees and expenses in connection with the Merger. In addition, in accordance with the terms of the Agreement, the Registrant paid $50,000 to Cohen & Ellias, P.C., counsel for VMI and InfuSystems, as partial payment of the fees and expenses of Cohen & Ellias, P.C. incurred in connection with the Merger.

    The amount of consideration paid in the Merger was determined through negotiations between the parties. The terms of the Merger were approved by the Boards of Directors


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    and shareholders of I-FlowSub, InfuSystems and VMI and by the Board of
    Directors of the Registrant.

    There is no material relationship between InfuSystem, VMI and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. Steven E. Watkins, former president of VMI and InfuSystem, has been appointed president of I-FlowSub and has entered into an employment agreement with I-FlowSub.

(a) Financial Statements of Business Acquired.

    Financial Statements of VMI and InfuSystems prepared pursuant to Regulation S-X including a manually signed accountants' report, are provided herewith as Exhibit 99.1.

(b) Pro Forma Financial Information.

    The accompanying unaudited pro forma combined financial statements give effect to the Merger. The acquisition has been accounted for using the purchase method of accounting. Under this method of accounting the assets and liabilities of the acquired businesses are combined with those of the Registrant as of the effective date of the acquisition, the carrying values of acquired assets are adjusted to reflect the portion of the total purchase consideration allocable to each asset, on the basis of the estimated fair values of the assets. The difference between the total consideration and the aggregate carrying value of the acquired assets as so adjusted is recorded as goodwill. The liabilities of the acquired business are recorded at their fair value as of the effective date of the acquisition.

    The Pro Forma Combined Balance Sheet presents the combined financial position of the Registrant and VMI and InfuSystems as if the acquisition had occurred on December 31, 1997. The Pro Forma Combined Statements of Operations for the Year Ended December 31, 1997 present the combined results of the Registrant and VMI and InfuSystems as if the acquisition had occurred on January 1, 1997. VMI and InfuSystems' previous fiscal year ended December 31, 1997. As VMI and InfuSystems' reporting periods coincided with the Registrant's reporting periods, there were no related adjustments to the pro forma combined financial statements.

    The pro forma financial statements are provided for comparative purposes and have been prepared based upon the historical financial statements of the Registrant and VMI and InfuSystems. The pro forma statements do not purport to be indicative of the results which would actually have been obtained if the acquisition had been effected on the date or dates indicated nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma financial statements should be read in conjunction with the historical financial statements and related notes thereto of the Registrant and VMI and InfuSystems included herein or incorporated herein by reference.


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
                                         I-FLOW CORPORATION
                                 PRO FORMA COMBINED BALANCE SHEET
                                      AS OF DECEMBER 31, 1997
                                            UNAUDITED


(All amounts in thousands)


                                                              VMI AND
                                                I-FLOW      INFUSYSTEMS      PRO FORMA        PRO FORMA
  ASSETS                                     CORPORATION      COMBINED      ADJUSTMENTS        COMBINED
                                               --------       --------       --------          --------
  CURRENT ASSETS:
   Cash and cash equivalents                   $    715       $      8                         $    723
   Accounts receivable, net                       5,127          2,186       $   (684)(d)         6,629
   Advances to related companies                     --            234           (234)(a)            --
   Inventory, net                                 4,058            441                            4,499
   Prepaid expenses and other                       140             56                              196
                                               --------       --------       --------          --------
     Total current assets                        10,040          2,925           (918)           12,047

  Property, net                                   2,231          2,569           (283)(d)         4,517

  Goodwill and other intangibles, net             3,983             --          3,338 (b)         7,321
  Notes receivable and other                      1,380             --           (238)(b)         1,142
                                               --------       --------       --------          --------

 TOTAL ASSETS                                  $ 17,634       $  5,494       $  1,899          $ 25,027
                                               ========       ========       ========          ========


 LIABILITIES AND SHAREHOLDERS' EQUITY
  CURRENT LIABILITIES:
  Accounts payable                             $  1,828       $  1,249       $   (684)(d)      $  2,393
  Accrued payroll and related expenses              895             98                              993
  Advances from related companies                    --             72            (72)(a)            --
  Distributions payable                              --            120           (120)(a)            --
   Current portion of long-term debt              1,000          2,756                            3,756
   Line of credit                                 1,500             --                            1,500
   Other liabilities                                244            325                              569
                                               --------       --------       --------          --------
  TOTAL CURRENT LIABILITIES                       5,467          4,620           (876)            9,211

  Long-term debt                                  1,579            444                            2,023
  Other long-term liabilities                        --            162                              162
                                               --------       --------       --------          --------
 TOTAL LIABILITIES                                7,046          5,226           (876)           11,396

 SHAREHOLDERS' EQUITY:
   Preferred stock                                1,494             --                            1,494
   Common stock                                  33,853              9          3,034 (c)        36,896
   Common stock warrants                            615             --                              615
  (Accumulated deficit)/retained earnings       (25,374)           259           (259)(a)       (25,374)
                                               --------       --------       --------          --------
 TOTAL SHAREHOLDERS' EQUITY                      10,588            268          2,775            13,631

                                               --------       --------       --------          --------
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                        $ 17,634       $  5,494       $  1,899          $ 25,027
                                               ========       ========       ========          ========


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
                               I-FLOW CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                    UNAUDITED

(All amounts in thousands, except per share amounts)


                                                           VMI AND
                                              I-FLOW     INFUSYSTEMS       PRO FORMA      PRO FORMA
                                            CORPORATION    COMBINED       ADJUSTMENTS      COMBINED
                                             --------      --------      ------------      --------
Revenues:
   Net product sales                         $ 17,678      $     --      $       (684)(c)  $ 16,994
   Rental income and other                         64         6,300                           6,364
                                             --------      --------      ------------      --------
      Total revenue                            17,742         6,300              (684)       23,358

Cost of sales                                   8,450         2,768              (401)(c)    10,817
                                             --------      --------      ------------      --------
Gross profit                                    9,292         3,532              (283)       12,541
                                             --------      --------      ------------      --------

Expenses:
    Selling and marketing                       3,197         1,122                           4,319
    General and administrative                  4,281         1,962               223(a)      6,466
    Product  development                        1,035            --                           1,035
                                             --------      --------      ------------      --------
      Total expenses                            8,513         3,084               223        11,820
                                             --------      --------      ------------      --------

Operating income                                  779           448              (506)          721

Interest expense                                  334           311                             645
Income taxes                                       80            --                              80
                                             --------      --------      ------------      --------

Net income                                   $    365      $    137      $       (506)     $     (4)
                                             ========      ========      ============      ========

Weighted average common shares and
    common share equivalents                   13,730                           1,021(b)     14,751
                                             ========                    ============      ========

Net income per share, basic and diluted      $   0.03                                      $  (0.00)
                                             ========                                      ========


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
NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.  Combined Balance Sheet Adjustments as of December 31, 1997.

    The pro forma balance sheet adjustments relate to:

    (a) elimination of certain assets and liabilities not acquired or assumed in the transaction;

    (b) net adjustment to goodwill and other intangibles to equal the difference between the aggregate consideration paid in the acquisition and the aggregate carrying value of the assets and liabilities acquired;

    (c) issuance of Common Stock required for the consummation of the acquisition (with an aggregate value of approximately $3,075,000 less a reduction in the number of shares issued for net advances to related companies of $32,000) and the elimination of VMI and InfuSystems equity accounts upon consolidation.

    (d) elimination of intercompany profits for equipment sales from the Registrant to VMI and InfuSystems.

2. Pro Forma Adjustments to the Pro Forma Combined Statements of Operations for the Year Ended December 31, 1997.

    These pro forma adjustments represent the combined adjustments arising from the acquisition as if such acquisition had occurred on January 1, 1997. The adjustments relate to:

    (a) recording of the amortization of goodwill;

    (b) issuance of additional shares of Common Stock required for the consummation of the acquisition.

    (c) elimination of intercompany profits for equipment sales from the Registrant to VMI and InfuSystems.

(c)  Exhibits.

     Exhibit                     Description
     -------                     -----------
     2.1(1)                   Agreement and Plan of Merger by and among I-Flow
                              Corporation, I-Flow Subsidiary, Inc., Venture
                              Medical, Inc., and InfuSystems II, Inc. and the
                              Shareholders of Venture Medical, Inc. and
                              InfuSystems II, Inc.

     99.1                     Venture Medical Inc. and InfuSystems II, Inc.
                              Combined Financial Statements for the Years Ended
                              December 31, 1997 and 1996 and Independent
                              Auditors' Report.

    (1) Incorporated by reference to exhibit with this title filed with the Company's Report on Form 8-K dated February 9, 1998.


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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     I-FLOW CORPORATION


Date:  April 23, 1998               By: /s/ Donald M. Earhart
                                       -------------------------------
                                        Donald M. Earhart
                                        President and Chief Executive Officer


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
                                  EXHIBIT INDEX

     Exhibit                     Description
     -------                     -----------
     2.1(1)                   Agreement and Plan of Merger by and among I-Flow
                              Corporation, I-Flow Subsidiary, Inc., Venture
                              Medical, Inc., and InfuSystems II, Inc. and the
                              Shareholders of Venture Medical, Inc. and
                              InfuSystems II, Inc.

     99.1                     Venture Medical Inc. and InfuSystems II, Inc.
                              Combined Financial Statements for the Years Ended
                              December 31, 1997 and 1996 and Independent
                              Auditors' Report.

    (1) Incorporated by reference to exhibit with this title filed with the Company's Report on Form 8-K dated February 9, 1998.


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